Exhibit 10.3

SECOND AMENDMENT TO LICENSE AGREEMENT

This AMENDMENT TO LICENSE AGREEMENT (“Amendment”) is entered into as of February 25, 2014 (the “Amendment Effective Date”), by and between Alfred E. Mann Foundation for Scientific Research (“AMF”) and Axonics Modulation Technologies, Inc., a Delaware corporation (“Licensee”).

RECITALS

WHEREAS, AMF and License are parties to that certain License Agreement, dated as of October 1, 2013 and that certain Amendment dated February 18, 2014 (together the “License Agreement”), pursuant to which AMF granted Licensee certain rights to develop and commercialize Epione;

WHEREAS, the License Agreement is incorporated herein by reference; and

WHEREAS, as a condition to the Series A Financing, the investors have requested that Licensee and AMF further amend Schedule A of the License Agreement as set forth hereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to this Amendment as follows:

1. Defined Terms. The capitalized terms used but not defined herein have the respective meanings ascribed to them in the License Agreement

2. Amendment of Schedule A. Schedule A of the Agreement shall be amended and replaced in its entirety with Schedule A attached as Exhibit A to this Amendment.

3. Continuing Effect. All references to the “Agreement” in the License Agreement shall hereinafter refer to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the License Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment; and no provision of this Amendment shall be interpreted for or against any party because that party or its legal representative drafted the provision.

4. Counterparts. This Amendment may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.

[Signature Page Follows]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first set forth above.

ALFRED E. MANN FOUNDATION FOR SCIENTIFIC RESEARCH

By:	/s/ David Hankin

Name:	David Hankin

Title:	CEO

Date:	February 25, 2014

AXONICS MODULATION TECHNOLOGIES, INC.

By:	/s/ Michael Williamson

Name:	Michael Williamson

Title:	SVP/General Counsel

Date:	February 25, 2014

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

SCHEDULE A TO THE LICENSE AGREEMENT

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Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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